SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) December 19, 1995
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                    FLEET FINANCIAL GROUP, INC.
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       (Exact name of registrant as specified in its charter)


                            RHODE ISLAND
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           (State or other jurisdiction of incorporation)


            1-6366                            05-0341324
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   (Commission File Number)        (IRS Employer Identification No.)


                  One Federal Street, Boston, MA  02211
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   (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code:   617-292-2000
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    (Former name or former address, if changed since last report)

































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  Item 5.   Other Events.


            Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99(a) and 99(b).

  Item 7.   Financial Statements and Other Exhibits.
            ----------------------------------------

            Exhibit No.             Description

            Exhibit 2(a)            Agreement and Plan of Merger
                                    dated as of December 19, 1995
                                    between Fleet Financial Group, Inc.
                                    and National Westminster Bank Plc

            Exhibit 2(b) Exchange Agreement dated as of December 31, 1995 among Fleet
                                    Financial Group, Inc., Fleet
                                    Banking Group, Inc., Whitehall
                                    Associates, L.P. and KKR Partners
                                    II, L.P.

            Exhibit 99(a)           Fleet Financial Group,
                                    Inc. Press Release
                                    Dated December 19, 1995

            Exhibit 99(b) Fleet Financial Group, Inc. Press Release Dated January 2, 1996


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                    FLEET FINANCIAL GROUP, INC.
                                    Registrant



                                    By  /s/ William C. Mutterperl
                                      ------------------------------
                                        William C. Mutterperl
                                        Senior Vice President and
                                        General Counsel



  Dated:  January 5, 1996